UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2010
Array BioPharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	84-1460811 (I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, CO (Address of Principal Executive Offices)	80301 (Zip Code)
(303) 381-6600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 5, 2010, the Board of Directors of Array BioPharma Inc. (the “Company”) approved an amendment, subject to stockholder approval, to the Company’s Employee Stock Purchase Plan, as amended (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 3,450,000 shares. On November 4, 2010, the stockholders of the Company approved this amendment at the Company’s Annual Meeting of stockholders. A copy of the ESPP is attached as Appendix A to the proxy statement filed by the Company with the Securities and Exchange Commission in connection with the Annual Meeting of Stockholders.
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 8, 2010, Array BioPharma Inc. issued a press release reporting financial results for the first quarter of fiscal 2011, the full text of which is attached hereto as Exhibit 99.1.
The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On November 4, 2010, the Company held its Annual Meeting of stockholders. A tabulation of the votes with respect to each of the proposals presented at the Annual Meeting is as follows:
     Proposal 1: The election of the three Class I Directors, each to serve for a three-year term expiring at the 2013 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
David L. Snitman, Ph.D.	28,616,531	3,278,217	11,528,262
Gil J. Van Lunsen	28,626,143	3,268,605	11,528,262
John L. Zabriskie, Ph.D.	21,768,721	10,126,027	11,528,262
     Proposal 2: Approval of an amendment to the Array BioPharma Inc. Amended and Restated Employee Stock Purchase Plan, as amended (the “ESPP”), to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 3,450,000 shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,872,700	534,312	487,736	11,528,262
     Proposal 3: Approval of the material terms of the performance criteria for executive incentive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,305,827	4,098,097	490,824	11,528,262

     Proposal 4: Ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending June 30, 2011.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,310,492	67,930	44,588	—
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1	Press release dated November 8, 2010 entitled “Array BioPharma Reports Financial Results for the First Quarter of Fiscal 2011.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: November 8, 2010	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press release dated November 8, 2010 entitled “Array BioPharma Reports Financial Results for the First Quarter of Fiscal 2011”